Exhibit 10.19

AMENDMENT NO. 2 TO SPONSORED RESEARCH AGREEMENT

This AMENDMENT (this “Amendment”) is made as of October 22, 2024

(Amendment No. 2 “Effective Date”) by and between:

Northeastern University, a non-profit, institution of higher education duly organized and existing under the laws of the Commonwealth of Massachusetts and having a principal place of business located at 360 Huntington Avenue, Boston, Massachusetts 02115 (“University”); and

Scipher Medicine Corporation, a for-profit corporation organized under the laws of the State of Delaware having a principal place of business at 500 Totten Pond Rd, 6th Floor, Waltham, MA 02451 (“Sponsor”).

WHEREAS, University and Sponsor are parties to a Sponsored Research Agreement, dated 23rd day of August, 2021, and amended 10th day of June, 2024 (collectively the “Agreement”); and

WHEREAS, the parties have determined that the research and funding contemplated in the Agreement shall continue as amended herein;

NOW THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt of which is hereby acknowledged by the parties, the parties agree as follows:

Amendment — The Agreement is hereby amended as follows:

Section 1.12 is hereby deleted and replaced in its entirety with the following:

““Term of Research Project” is September 1, 2021 through December 31, 2027, unless this Agreement is terminated prior to December 31, 2027 pursuant to Sections 2.2, 9.1, or 9.2.”

All other terms and conditions of the Agreement shall continue in force and effect.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK

SIGNATURES TO FOLLOW

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first written above.

Northeastern University		Scipher Medicine Corporation

By:	/s/ Brooks Hill-Whilton	By:	/s/ Reginald Seeto
Name:	Brooks Hill-Whilton	Name:	Reginald (“Reg”) Seeto
Title:	Contracts Manager	Title:	Chief Executive Officer
Date:	2025.01.08	Date:	11/21/2024

Read and understood by:

Prof. Albert-László Barabási